SUPPLEMENT DATED MAY 10, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 2011 FOR
STADION MANAGED PORTFOLIO CLASS A, C AND I SHARES AND
STADION CORE ADVANTAGE PORTFOLIO CLASS A, C AND I SHARES

and

TO THE STATEMENTS OF ADDITIONAL INFORMATION
DATED APRIL 1, 2012 FOR
STADION OLYMPUS FUNDTM CLASS A, C AND I SHARES AND
STADION TRILOGY FUNDTM CLASS A, C AND I SHARES
(collectively, the “Funds”)

This supplement must be accompanied by, or read in conjunction with, the current Prospectuses and Statements of Additional Information for the Funds, dated October 1, 2011 and April 1, 2012. Please keep this supplement for future reference.

In the section “Pricing of Shares”, please delete in its entirety the sixth bullet point following the third paragraph and replace it with the following bullet point:

•
Options are valued at the mean of the last quoted bid and ask prices at the time of valuation. If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00.  In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange.  For purposes of determining the primary exchange, the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option.  Notwithstanding the foregoing, an option may be valued at fair value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and/or ask prices as of the time of valuation are not readily available.